UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 15, 2003

AMERICAN STANDARD COMPANIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11415	13-3465896

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Centennial Avenue, P.O. Box 6820, Piscataway, NJ	08855-6820

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (732) 980-6000

ITEM 9.   REGULATION FD DISCLOSURE

                    The information included in Item 12 of this Form 8-K, including the press release attached as Exhibit 99.1, is incorporated by reference into this Item 9 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                   On October 15, 2003 American Standard Companies Inc. (the “Company”) issued a press release reporting its results for the quarter ended September 30, 2003 and provided forward looking guidance for the Company’s fourth quarter and fiscal year ending December 31, 2003. The Company’s earnings release for the quarter ended September 30, 2003 is attached as Exhibit 99.1 and incorporated herein by reference. The projections constituting the guidance included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results may vary materially from these forecasts. In this regard, see the information included below under the caption “Information Concerning Forward-Looking Statements.”

                    The information in the earnings release and in this Item 12 is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. Such information may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references such information.

                   The earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Company has provided reconciliations on the Data Supplement Sheet of the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

                   INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS — Certain of the statements contained in this report and the exhibit attached hereto, including, without limitation, statements as to management’s good faith expectations and belief are forward-looking statements. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. For additional information about risks and uncertainties that could adversely affect the Company’s forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

ITEM 7.     EXHIBITS

99.1	Press Release dated October 15, 2003 pertaining to the financial results of the Company for the quarter ended September 30, 2003.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN STANDARD COMPANIES INC.

	By:	/s/ RICHARD S. PARADISE

	Name:	Richard S. Paradise
	Title:	Vice President and Controller

DATE: October 15, 2003

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated October 15, 2003 pertaining to the financial results of the Company for the quarter ended September 30, 2003.